SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 20, 2021

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut		06484
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	NNVC	NYSE-American

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On November 20, 2021, NanoViricides, Inc. (the “Registrant”) held its 2021 Annual Meeting of Stockholders (the “Meeting”). Of the 11,515,170 shares of the Company’s common stock  and 481,694 shares of Series A Convertible Preferred Stock (“Series A Preferred Shares”) entitled to vote at the Meeting, an aggregate of 60.7% of the Registrant’s securities entitled to vote were present in person or by proxy, representing a majority of the Company’s outstanding voting capital stock.

(b)       At the Meeting, the Company’s stockholders re-elected Anil Diwan as a Class 1 director for a two-year term expiring at the 2023 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal. The Company’s stockholders voted in favor to hold an advisory vote on executive compensation of the Registrant’s Named Executive Officers every three years. The Company’s stockholders voted in favor of an award of 10,204 Series A Preferred Shares to Anil Diwan in connection with the extension of his employment as the Company’s President. The Company’s stockholders also ratified the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 12, 2021.

The voting results of the shares of Common Stock and Series A Preferred Shares for each proposal are set forth below:

Proposal 1 – Election of Director:

Re-Election of Anil Diwan as a Class I Director:

Votes For	Votes Against/Withheld
5,242,989	137,944

Proposal 2 – Approval of a Three-Year Interval for Advisory Vote on Executive Compensation:

Votes For One Year	Votes For Two Years	Votes For Three Years
357,604	90,293	4,925,150

Proposal 3 – Approval Convertible Preferred Stock Grant to Anil Diwan:

Votes For	Votes Against	Votes Abstained
5,028,342	343,312	34,352

Proposal 4 – To ratify the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022:

Votes For	Votes Against	Votes Abstained
8,638,812	372,551	114,153

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: November 26, 2021	By:	/s/ Anil Diwan
Name: Anil Diwan Title: Chairman, President